Exhibit 99.1

Collier Creek Holdings Announces Extraordinary General Meeting Teleconference Details

New York, NY, August 19, 2020 – Collier Creek Holdings (“Collier Creek”) (NYSE: CCH, CCH.U, CCH WS), today announced that, due to the public health and safety concerns related to the coronavirus (COVID-19) pandemic and recommendations and orders from federal and New York authorities, Collier Creek’s extraordinary general meeting, which will be held on Thursday, August 27, 2020 at 9:00 a.m., New York City Time (the “General Meeting”), will be held remotely by teleconference. The purpose of the General Meeting is to vote on certain proposals relating to the previously announced Business Combination Agreement, dated as of June 5, 2020 (as it may be amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement”), by and among Collier Creek, Utz Brands Holdings, LLC (“Utz”) and certain holders of Utz.

The General Meeting will be accessible by dialing (833) 792-4157 (toll free—North America) or (209) 940-8048 (International) and entering passcode 7238758. Shareholders will be able to ask questions of Collier Creek management via the conference line.

General Information

All information about the General Meeting, including the definitive proxy statement, is available at www.cstproxy.com/colliercreekholdings/2020.

In connection with the Business Combination, Collier Creek has filed a definitive proxy statement and prospectus, which has been mailed, together with other relevant documents, to its shareholders. Investors and security holders of Collier Creek are advised to read the definitive proxy statement/prospectus in connection with Collier Creek’s solicitation of proxies for the General Meeting of shareholders, at which the Business Combination (and related matters) will be considered and voted upon, because the definitive proxy statement/prospectus contains important information about the Business Combination and the parties to the Business Combination. The definitive proxy statement/prospectus was mailed to shareholders of Collier Creek as of July 30, 2020. Shareholders are also able to obtain copies of the definitive proxy statement/prospectus, without charge, on the SEC website at www.sec.gov or by directing a request to: Collier Creek Holdings, 200 Park Avenue, 58th Floor, New York, NY 10166.

Participants in the Solicitation

Collier Creek, Utz and their respective directors, executive officers, other members of management, and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of Collier Creek’s shareholders in connection with the Business Combination. Investors and security holders may obtain more detailed information regarding the names and interests in the Business Combination of Collier Creek’s directors and officers and such information and names of Utz’s directors and executive officers in the definitive proxy statement/prospectus, which was filed with the SEC on August 7, 2020.

About Collier Creek

Collier Creek is a special purpose acquisition company that completed its initial public offering in October 2018, raising $440 million in proceeds. Collier Creek was formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. Collier Creek was co-founded by Roger K. Deromedi, Chinh E. Chu, and Jason K. Giordano, who bring over 80 years of combined investing and operating experience, with a focus on the consumer goods sector. Mr. Deromedi is the former Chairman of Pinnacle Foods and the former Chief Executive Officer of Kraft Foods. Mr. Chu and Mr. Giordano are Senior Managing Directors of CC Capital, a private investment firm. Collier Creek’s Class A common shares, units, and warrants trade on the NYSE under the symbols CCH, CCH.U, and CCH WS, respectively. For more information, please visit www.colliercreekholdings.com.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Collier Creek’s and Utz’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, Collier Creek’s and Utz’s expectations with respect to future performance and anticipated financial impacts of the proposed business combination, the satisfaction of the closing conditions to the business combination and the timing of the completion of the business combination. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside Collier Creek’s and Utz’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the business combination agreement; (2) the outcome of any legal proceedings that may be instituted against Collier Creek and Utz following the announcement of the business combination agreement and the transactions contemplated therein; (3) the inability to complete the proposed business combination, including due to failure to obtain approval of the shareholders of Collier Creek or other conditions to closing in the business combination agreement; (4) the occurrence of any event, change or other circumstance that could give rise to the termination of the business combination agreement or could otherwise cause the business combination to fail to close; (5) the amount of redemption requests made by Collier Creek’s shareholders; (6) the inability to obtain or maintain the listing of the post-business combination company’s common stock on the New York Stock Exchange following the proposed business combination; (7) the risk that the proposed business combination disrupts current plans and operations; (8) the ability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably and retain its key employees; (9) costs related to the proposed business combination; (10) changes in applicable laws or regulations; (11) the possibility that Utz or the combined company may be adversely affected by other economic, business, and/or competitive factors; and (12) other risks and uncertainties indicated from time to time in the proxy statement/prospectus relating to the proposed business combination, including those included in the section “Risk Factors,” and in Collier Creek’s other filings with the SEC. Some of these risks and uncertainties may in the future be amplified by the COVID-19 outbreak and there may be additional risks that Collier Creek considers immaterial or which are unknown. It is not possible to predict or identify all such risks. Collier Creek cautions that the foregoing list of factors is not exclusive. Collier Creek cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Collier Creek does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based, except as otherwise required by law.

Disclaimer

This communication is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote in any jurisdiction pursuant to the Business Combination or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Investor Contacts

Katie Turner

ICR

646-277-1228

Katie.Turner@icrinc.com

Media Contacts

Collier Creek:

Jonathan Keehner / Tim Ragones / Kate Thompson

Joele Frank, Wilkinson Brimmer Katcher

212-355-4449